UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001- 38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On February 12, 2020, PennyMac Financial Services, Inc. (the “Company”) entered into a Second Amended and Restated Stockholder Agreement (the “Stockholder Agreement”), by and between the Company and BlackRock Mortgage Ventures, LLC (“BlackRock”). The primary purpose of the amendment and restatement was to remove BlackRock’s right to nominate directors for election to the Company’s Board of Directors (the “Board”). Matthew Botein, who has served as a designee of BlackRock on the Board since the Company’s initial public offering, will continue to serve as a director.

The foregoing description of the Stockholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Stockholder Agreement, which has been filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On February 13, 2020, the Company issued a press release announcing the transfer by BlackRock of its ownership stake in the Company to two charitable entities. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Stockholder Agreement, dated February 12, 2020, by and among PennyMac Financial Services, Inc. and BlackRock Mortgage Ventures, LLC
99.1	Press Release, dated February 13, 2020, issued by PennyMac Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: February 13, 2020	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer